MERRILL LYNCH BOND FUND, INC.
                            THE CORE BOND PORTFOLIO
                        THE INTERMEDIATE TERM PORTFOLIO

                    Supplement dated April 28, 2003 to the
                       Prospectus dated January 24, 2003


The information appearing in the section appearing on page 19 entitled "Details About the Fund--How Each Portfolio Invests" under the caption "About the Portfolio Managers of the Core Bond and Intermediate Term Portfolios," is amended by deleting such information and replacing it with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE CORE BOND AND INTERMEDIATE TERM PORTFOLIOS

The Portfolio is managed by a team of investment professionals. Patrick Maldari has been a Managing Director at Merrill Lynch Investment Managers since 1999, head of the Total Return Investment Team at Merrill Lynch Investment Managers since 2001 and has been a Portfolio Manager at Merrill Lynch Investment Managers since 1987. James J. Pagano has been a Vice President at Merrill Lynch Investment Managers since 1997 and a Portfolio Manager with the Total Return Team since 2001. Mr. Maldari has been a portfolio manager of the Portfolio since 2002 and Mr. Pagano has been a portfolio manager of the Portfolio since 2002. Frank Viola has been a Managing Director and head of the Structured Products Investment Team at Merrill Lynch Investment Managers since 2001 and has been a Portfolio Manager at Merrill Lynch Investment Managers since 1997. John Burger has been a Director at Merrill Lynch Investment Managers since 1996 and head of the Corporate Total Return Investment Team at Merrill Lynch Investment Managers since 2001. Mr. Viola and Mr. Burger have been members of the Portfolio's management team since 2003.

                     _____________________________________

The section entitled "Details About The Fund" under the caption "How Each Portfolio Invests-Core Bond and Intermediate Term Portfolios-Other Strategies" beginning at page 23 is amended to add the following information, which supplements and supersedes any contrary information contained in the
Prospectus:

The Core Bond Portfolio and the Intermediate Term Portfolio may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. In a short sale, the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.

Each of the Core Bond Portfolio and the Intermediate Term Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash,

U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Portfolio will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Neither the Core Bond Portfolio nor the Intermediate Term Portfolio will make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

Each of the Core Bond Portfolio and the Intermediate Term Portfolio also may make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

                   _________________________________________


The section entitled "Details About The Fund" under the caption "Investment Risks" beginning at page 23 is amended to add the following information, which supplements and supersedes any contrary information contained in the
Prospectus:

Short Sales -- If the price of a security increases between the time of a short sale and the time the Core Bond Portfolio or the Intermediate Term Portfolio must deliver the security, the relevant Portfolio will incur a loss. Although the Portfolio's gain is limited to the dollar value at which it sold the security short, its potential loss is theoretically unlimited. The Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

Because making short sales in securities that it does not own exposes each of the Core Bond Portfolio and the Intermediate Term Portfolio to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price.

Code #10046-0103






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